SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       January 29, 2004
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                              Overnite Corporation
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               (Exact name of Registrant as specified in charter)


            Virginia                   000-24573                 04-3770212
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(State or other jurisdiction of     (Commission file            (IRS employer
         incorporation)                  number)             identification no.)


1000 Semmes Avenue, Richmond, Virginia                    23224
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(Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code       (804) 231-8000
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.1     Press release, dated January 29, 2004, issued by the Company.

Item 12.  Results of Operations and Financial Conditions.

         On January 29, 2004, Overnite Corporation (the "Company") issued a press release regarding its earnings for the fourth quarter ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 29, 2004

                                       OVERNITE CORPORATION


                                       By: /s/ Patrick D. Hanley
                                           -------------------------------------
                                           Patrick D. Hanley
                                           Senior Vice President and Chief
                                             Financial Officer






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

                                  Exhibit Index

Exhibit No.       Description

     99.1         Press release, dated January 29, 2004, issued by the Company.








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